Exhibit 10.6
EXECUTION COPY
AMENDMENT NO. 2
          AMENDMENT NO. 2 dated as of April 16, 2010, between INTERNATIONAL LEASE FINANCE CORPORATION (the “Company”); each of the financial institutions listed on the signature pages hereof (individually, a “Bank” and, collectively, the “Banks”, together with their respective successors and assigns); and CITICORP USA, INC. (herein, in its individual corporate capacity, together with its successors and assigns called “CUSA”), as administrative agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the “Agent”).
          The Company, the Banks and CUSA, as administrative agent, are parties to a Five-Year Revolving Credit Agreement dated as of October 14, 2005 (as amended by Amendment No. 1 dated as of October 13, 2006, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,000,000,000. The Company has requested that the Credit Agreement be amended in certain respects and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in the Credit Agreement, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.
          Section 2. Amendments. Subject to the execution and delivery hereof by the Company, the Required Banks and the Agent, the Credit Agreement is amended effective upon such execution and delivery as follows:
          2.01. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof’) shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 2.
          2.02. The following new definitions are inserted in Section 1.2 of the Credit Agreement in proper alphabetical order:
“Amendment No. 2” means Amendment No. 2 dated as of April 16, 2010 to this Agreement.
“Amendment No. 2 Effective Date” means April 16, 2010.
“Net Cash Proceeds” means, with respect to the incurrence or issuance of any Indebtedness by the Company or any of its Subsidiaries, the excess of (i) the sum of the cash proceeds received in connection with such incurrence or issuance over (ii) the underwriting discounts and commissions or other similar payments, and other out-of-pocket costs, fees, commissions, premiums and expenses (including attorneys fees, investment banking fees, brokerage and consultant fees, and taxes) incurred by the Company or such Subsidiary in connection with such incurrence or issuance to the extent such amounts were not deducted in determining the amount referred to in clause (i), it being understood that any such proceeds that are subject to an escrow, cash collateral or similar restrictive account in connection with such incurrence or issuance shall not be deemed to be received
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by the Company or its Subsidiaries until such proceeds are no longer required to be held in such restrictive account.
“Other Term Loans” means term loans of the Company existing on the Amendment No. 2 Effective Date and held by certain Banks in an aggregate principal amount not to exceed $500,000,000.
          2.03. Section 2.1 of the Credit Agreement is amended by deleting the words “the date which is the fourteenth day preceding such Bank’s Termination Date” and substituting therefor the words “the Amendment No. 2 Effective Date”.
          2.04. Section 3.1 of the Credit Agreement is amended by deleting the words “such Bank’s Termination Date” and substituting therefor the words “the Amendment No. 2 Effective Date”.
          2.05. Section 5 of the Credit Agreement is amended to add a new Section 5.3 as follows:
     “Section 5.3. Mandatory Prepayments and Reduction of Commitments. The Company shall, upon receipt of the Net Cash Proceeds of any incurrence or issuance of Indebtedness after the Amendment No. 2 Effective Date by the Company or any of its Subsidiaries secured by a Lien permitted under Section 9.14(n), (a) prepay all then outstanding Committed Loans in an aggregate principal amount equal to such Net Cash Proceeds and (b) permanently reduce the Commitments in an aggregate principal amount equal to such Net Cash Proceeds; provided that in the case of each clause (a) and (b), to the extent Section 9.14(n)(y) is applicable to such prepayment and permanent reduction, the amount required to be prepaid or permanently reduced shall be subject to the requirements set forth therein.”
2.06. Section 9.14 of the Credit Agreement is amended as follows:
(a) clause (k) therein is replaced in its entirety to read as follows:
“(k) carrier’s, warehouseman’s, hangar keeper’s, mechanic’s, repairer’s, landlord’s and materialmen’s Liens, Liens for Taxes, assessments and other governmental charges and other Liens arising in the ordinary course of business, by operation or law or under customary terms of repair or modification agreements or any engine or parts-pooling arrangements, securing obligations that are not incurred in connection with the obtaining of any advance or credit and which are either not overdue or are being contested in good faith and by appropriate proceedings diligently pursued;”
(b) the following new clauses “(l) through (m)” are inserted therein and clause “(l)” is re-designated as new clause “(o)”:
     ”(l) Liens securing obligations of the Company and its Subsidiaries under the Five-Year Revolving Credit Agreement dated as of October 13, 2006, as
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amended, among the Company, Citicorp USA Inc., as administrative agent thereunder and the banks and financial institutions party thereto;
     (m) Liens securing the Other Term Loans;
     (n) Liens securing Indebtedness incurred or issued by the Company or any Subsidiary after the Amendment No. 2 Effective Date so long as the Net Cash Proceeds from such Indebtedness are applied (x) pursuant to Section 5.3 to prepay Committed Loans outstanding hereunder and terminate and permanently reduce the Commitments in connection therewith or (y) to prepay the Other Term Loans so long as, in the case of prepayments pursuant to this clause (y), Committed Loans shall have been prepaid (or shall simultaneously be prepaid and the Commitments in respect thereof terminated and permanently reduced) in the aggregate by a principal amount equal to the aggregate principal amount of the Other Term Loans so prepaid; and”.
          Section 3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that (a) the representations and warranties of the Company set forth in Section 8 of the Credit Agreement are true and correct in all material respects on the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date) as if made on and as of the date hereof and as if each reference in said Section 8 to “this Agreement” included reference to this Amendment No. 2 and to the Credit Agreement as amended by this Amendment No. 2 (and the Company agrees that it shall be an Event of Default under Section 11.1.5 of the Credit Agreement if any representation or warranty in this Amendment No. 2 is untrue or misleading in any material respect when made), and (b) as of the date hereof, no Unmatured Event of Default or Event of Default has occurred and is continuing.
          Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Frederick S. Cromer
	Name:	Frederick S. Cromer
	Title:	Chief Financial Officer

By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

AGENT CITICORP USA, INC.
By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Authorized Signatory

BANKS CITICORP USA, INC.
By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Authorized Signatory

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BANK OF AMERICA, N.A.
By:	/s/ Sean A. Tobias
	Name:	Sean A. Tobias
	Title:	Senior Vice President

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BANK OF AMERICA, N.A., as successor by merger to Merrill Lynch Bank USA
By:	/s/ Sean A. Tobias
	Name:	Sean A. Tobias
	Title:	Senior Vice President

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Mizuho Corporate Bank, Ltd.
By:	/s/ Toru Inoue
	Name:	Toru Inoue
	Title:	Deputy General Manager

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH FKA CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

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LEHMAN BROTHERS COMMERCIAL BANK
By:	/s/ Gary Murray
	Name:	Gary Murray
	Title:	Chief Credit Officer

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BANK OF MONTREAL
By:	/s/ Sue Blazis
	Name:	Sue Blazis
	Title:	Vice President

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THE BANK OF NEW YORK MELLON
By:	/s/ Gordon Berger
	Name:	Gordon Berger
	Title:	Managing Director

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WELLS FARGO BANK, N.A.
By:	/s/ Sandy Yeh
	Name:	Sandy Yeh
	Title:	Vice President

Sumitomo Mitsui Banking Corporation
By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

Intesa Sanpaolo S.p.A.
By:	/s/ Robert Wurster
	Name:	Robert Wurster
	Title:	SVP

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP

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Societe Generale
By:	/s/ Carol Radice
	Name:	Carol Radice
	Title:	Director

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The Bank of Nova Scotia
By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

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UBS AG, Stamford Branch
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

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Standard Chartered Bank
By:	/s/ James Conti
	Name:	James Conti
	Title:	Director

By:	/s/ Robert Reddington
	Name:	Robert Reddington
	Title:	Credit Documentation Manager

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JPMORGAN CHASE BANK, N.A.
By:	/s/ Matthew H. Massie
	Name:	Matthew H. Massie
	Title:	Managing Director

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Royal Bank of Canada
By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Authorized Signatory

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BNP PARIBAS
By:	/s/ Marguerite L. Ledon
	Name:	Marguerite L. Ledon
	Title:	Vice President

By:	/s/ Joseph M. Malley
	Name:	Joseph M. Malley
	Title:	Managing Director

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The Bank of Tokyo-Mitsubishi UFJ. Ltd., New York Branch
By:	/s/ David Noda
	Name:	David Noda
	Title:	VP & Manager

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HSBC Bank (USA), N.A.
By:	/s/ Paul Silvester
	Name:	Paul Silvester
	Title:	MD, Deputy Head of FIG U.S.

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DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ John McGill
	Name:	John McGill
	Title:	Director

By:	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President

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Barclays Bank PLC
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

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BANK OF SCOTLAND PLC (formerly The Governor and Company of the Bank of Scotland)
By:	/s/ Victoria Goodenough
	Name:	Victoria Goodenough
	Title:	Director, The Americas, Aircraft Finance

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Lloyds TSB Bank Plc
By:	/s/ Susanne Hughes
	Name:	Susanne Hughes
	Title:	Senior Vice President

By:	/s/ Nick Bruce
	Name:	Nick Bruce
	Title:	Managing Director

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